                                                                   EXHIBIT 10.14

                            REGISTRATION AGREEMENT
                            ----------------------

          THIS REGISTRATION AGREEMENT (this "Agreement") is made and entered
                                             ---------
into as of May 11, 1999, by and among Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), each of the Persons listed on
                               -------
Schedules I and II attached hereto or certain designees thereof that execute a counterpart to this Agreement (the "Investment Stockholders"), each of the
                                    -----------------------
Persons listed on Schedule III attached hereto (the "Executive Stockholders")
                                                     ----------------------
and the Persons listed on Schedule IV hereto (the "Other Stockholders") (the
                                                   ------------------
Investment Stockholders, the Executive Stockholders and the Other Stockholders are collectively referred to herein as the "Stockholders," and each as a
                                            ------------
"Stockholder").
 -----------

          The Company and ICS Merger Corp., a Pennsylvania corporation, are parties to an Agreement and Plan of Merger dated as of January 20, 1999 (as amended, the "Merger Agreement"). In connection with the Merger Agreement, the
              ----------------
Company has agreed to provide the registration rights set forth in this Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Demand Registrations.
               --------------------

          (a)  Requests for Registration. At any time after the date hereof and
               -------------------------
prior to an IPO, the holders of a majority of the Class A Common may request, and at any time after an IPO each of the holders of a majority of the Bain Registrable Securities or, subject to the limitations set forth in Sections 1(b) and 1(c) hereof, the holders of a majority of the Bear Stearns Registrable Securities may request a registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 (including
  -----------------------
pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-Form Registrations"). Each request for a Demand
               ------------------------
Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Subject
                                                  --------------------
to the penultimate sentence of paragraph 1(b) hereof, notwithstanding anything to the contrary contained in this Agreement, the holders of Bear Stearns Registrable Securities shall only be entitled to request one Long-Form Registration or one Short-Form Registration.

          (b)  Long-Form Registrations. The holders of Bain Registrable
               -----------------------
Securities will be entitled to request (i) three Long-Form Registrations in which the Company will pay all Registration

Expenses and (ii) any other number of Long-Form Registrations in which Registration Expenses will be paid in accordance with Section 5(c) hereof. If,
                                                      ------------
and only if, holders of Bain Registrable Securities have not sold Registrable Securities pursuant to a Demand Registration within eighteen months of an IPO or within any consecutive twelve month period thereafter and the aggregate fair market value of Bear Stearns Registrable Securities at the time of such request exceeds $5,000,000, subject to the last sentence of Section 1(a), the holders of Bear Stearns Registrable Securities will be entitled to request one Long-Form Registration (and the Company will pay all Registration Expenses in connection therewith). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and the holders of Registrable Securities initially requesting the Long-Form Registration are able to register and sell at least 95% of the Registrable Securities requested to be included in such registration by such holders; provided that in any event the Company will
                                   --------
pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations unless otherwise agreed to by the holders of a majority of the Bain Registrable Securities.

          (c)  Short-Form Registrations. In addition to the Long-Form
               ------------------------
Registrations provided pursuant to Section 1(b), holders of Bain Registrable
                                   ------------
Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. If, and only if, holders of Bain Registrable Securities have not sold Registrable Securities pursuant to a Demand Registration within eighteen months of an IPO or within any consecutive twelve month period thereafter and the aggregate fair market value of Bear Stearns Registrable Securities at the time of such request exceeds $5,000,000, subject to the last sentence of Section 1(a), the holders of Bear Stearns Registrable Securities will be entitled to request one Short-Form Registration (and the Company will pay all Registration Expenses in connection therewith). Notwithstanding anything contained herein to the contrary, Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (d)  Priority on Demand Registrations. The Company will not include in
               --------------------------------
any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Bain Registrable Securities or, in the case where the holders of Bear Stearns Registrable Securities have requested the Demand Registration pursuant to
Section 1, the holders of a majority of Bear Stearns Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, first pro rata among the respective holders of the Registrable Securities on the basis of the amount of Registrable

Securities owned by each such holder and then, to the extent that any securities which are not Registrable Securities can still be included, pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense, if any, must pay their share of the Registration Expenses as provided in Section
                                                                         -------
5 hereof.
-

          (e)  Restrictions on Demand Registrations. The Company will not be
               ------------------------------------
obligated to effect any Demand Registration after the effective date of a previous Demand Registration to the extent a LockUp Period (as herein after defined) is in effect. The Company may postpone for up to six months (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Bain Registrable Securities or, in the case where the holders of Bear Stearns Registrable Securities have requested the Demand Registration pursuant to Section 1, the holders of a majority of Bear Stearns Registrable Securities, agree that such Demand Registration would reasonably be expected to have an adverse effect on any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company or any of its Subsidiaries or affiliates; provided that in such event, the holders of a
                            --------
majority of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, the Company will pay all Registration Expenses in connection with such registration.

          (f)  Restrictions on Executive Securities. If the underwriter in an
               ------------------------------------
underwritten Demand Registration advises the holders of Registrable Securities that inclusion of Executive Stockholder Registrable Securities in such Demand Registration could materially and adversely affect such offering, the Bain Stockholders and the Company's chief executive officer, on behalf of the Executive Stockholders, shall negotiate in good faith with the underwriter selected pursuant to Section 1(g) hereof to reach an agreement with the
                     ------------
underwriter with respect to the number of Executive Stockholder Registrable Securities to be included in such Demand Registration (with it being understood that the terms negotiated by the chief executive officer shall be binding and conclusive upon the holders of Executive Stockholder Registrable Securities).

          (g)  Selection of Underwriters. The holders of a majority of the Bain
               -------------------------
Registrable Securities or, in the case where the holders of Bear Stearns Registrable Securities have requested the Demand Registration pursuant to
Section 1, the holders of a majority of Bear Stearns Registrable Securities, will have the right to select the investment banker(s) and manager(s) to administer the offering.

          2.   Piggyback Registrations.
               -----------------------

          (a)  Right to Piggyback. Whenever the Company proposes to register any
               ------------------
of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than (i) in connection with the IPO, unless any holders of Registrable Securities are permitted by the Company and the underwriters to participate in the IPO, (ii) pursuant to a Demand Registration (which is covered by Section 1) or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for
                           ----------------------
its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b)  Piggyback Expenses. Subject to the qualifications set forth in
               ------------------
Section 5, the Registration Expenses of the holders of Registrable Securities
---------
will be paid by the Company in all Piggyback Registrations.

          (c)  Priority on Primary Registrations. If a Piggyback Registration is
               ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second,
    -----                                                    ------
the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (iii) third, other securities requested
                                              -----
to be included in such registration pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

          (d)  Priority on Secondary Registrations. If a Piggyback Registration
               -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (other than the parties hereto) who have been granted contractual demand registration rights, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to
                                              -----
be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder and (ii) second, other securities requested to be included
                             ------
in such registration pro rata among the holders of such securities on the basis of the amount of such securities owned by each such holder.

          (e)  Restrictions on Executive Securities. If the underwriter in an
               ------------------------------------
underwritten Piggyback Registration advises the holders of Registrable Securities that inclusion of Executive Stockholder Registrable Securities in such Piggyback Registration could materially and adversely affect such offering, the Bain Stockholders the Company's chief executive officer, on behalf of the and Executive Stockholders, shall negotiate in good faith with the underwriter selected pursuant to Section 2(f) hereof to reach an agreement with the underwriter with respect to the number of Executive Stockholder Registrable Securities to be included in such Piggyback Registration (with it being understood that the terms negotiated by the chief executive officer shall be binding and conclusive upon the holders of Executive Stockholder Registrable Securities).

          (f)  Selection of Underwriters. The Board will have the right to
               -------------------------
select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the Bain Stockholders, not to be unreasonably withheld.

          3.   Holdback Agreements.
               -------------------

          (a) Notwithstanding anything else in this Agreement to the contrary (but subject to the proviso in the last sentence of this paragraph 3(a)), to the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the period (the "LockUp Period") that is agreed to with
                                   -------------
respect to such holder by the underwriter managing the registered public offering and the Company, with the consent of the holders of a majority of the Bain Registrable Securities (in the case of a Piggyback Registration) or the underwriter managing the registered public offering and the holders of a majority of the Bain Registrable Securities included in such registration (in the case of a Demand Registration); provided that the LockUp Period shall not be more restrictive upon the holders of Bear Stearns Registrable Securities than upon the holders of Bain Registrable Securities. The LockUp Period may include a period before and a period after the effective date of any (i) underwritten Demand Registration (except as part of such underwritten registration), or (ii) underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations of Form S-4 or Form S-8 or any successor form); provided that the LockUp Period shall in no event exceed the 180-day period following such registration.

          (b) The Company (i) agrees not to effect any public sale or distribution of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the LockUp Period imposed by holders of Bain Registrable Securities and (ii) agrees to reasonable best efforts to cause, to the extent not inconsistent with applicable law, each holder of its equity securities, or any securities, options or rights convertible into or exchangeable or exercisable for equity securities purchased from the Company at any time after the date of this Agreement that holds more than 1% of the Company's common equity securities on fully diluted basis (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during the LockUp Period with respect to such holder.

          4.   Registration Procedures. Whenever the holders of Registrable
               -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Bain Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and assist and, at the request of any participating underwriter, cause such officers or directors to participate in presentations to prospective purchasers;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

          (n) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (o) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

          (p) use reasonable efforts to cause certificates for the Registrable Securities covered by such registration statement to be delivered by the holders thereof to the underwriters in such denominations and registered in such names as the underwriters may request.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.   Registration Expenses.
               ---------------------

          (a)  Subject to Section 5(b) below, all expenses incident to the
                          ------------
Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company, except as otherwise
 ----------------------
expressly provided in the last sentence of Section 1(d) of this Agreement,
                                           ------------
except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the fees and disbursements (other than underwriting commissions) incurred in connection with such Demand or Piggyback Registration (but only the fees and expenses of one counsel (in addition to local counsel), one accounting firm, one valuation expert and other professionals retained on their own behalf by the holders of a majority of the Bain Registrable Securities included in such registration or, in the case where the holders of Bear Stearns Registrable Securities have requested the Demand Registration pursuant to
Section 1, the holders of a majority of Bear Stearns Registrable Securities) and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.

          6.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees) to which such holder or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon
           -----------
written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the
            --------
extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the Company, its directors, officers, agents and employees and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, severally together with reasonable costs and expenses (including reasonable attorney's fees), to which such holder, the Company or any such director, officer, agent, employee or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will
                                 --------
be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

          (e) If the indemnification provided for in this Paragraph 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect to any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the registration statement or in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Paragraph 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          7.   Participation in Underwritten Registrations.
               -------------------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no
                                                            --------
holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except (x) to the extent the holders of a majority of Bain Registrable Securities are doing so or (y) as otherwise provided in Section 6 hereof.
                                                        ---------

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). If the Company gives any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8.   Current Public Information. At all times after the Company has
               --------------------------
filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

          9.   Definitions.
               -----------

          "Bain Registrable Securities" means (i) any shares of Common Stock
           ---------------------------
issued to the Bain Stockholders pursuant to the Merger Agreement, (ii) any other shares of Common Stock held by affiliates of the Bain Stockholders and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided that in the event that pursuant to such recapitalization or
          --------
exchange, equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating
                        ----------------------------
Securities will not be Registrable Securities.

          "Bain Stockholders" means the Persons listed on Schedule I hereto.
           -----------------

          "Bear Stearns Registrable Securities" means (i) any shares of Common
           -----------------------------------
Stock issued to the Bear Stearns Stockholders pursuant to the Merger Agreement,
(ii) any other shares of Common Stock held by affiliates of the Bear Stearns Stockholders; and (iii) any shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided that in the event that
                                          --------
pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities.

          "Bear Stearns Stockholders" means the Persons listed on Schedule II
           -------------------------
hereto.

          "Class A Common" means the Class A Common Stock, par value $.01 per
           --------------
share, of the Company.

          "Class L Common" means the Class L Common Stock, par value $.01 per
           --------------
share, of the Company.

          "Common Stock" means, collectively, the Class L Common, the Class B
           ------------
Common and Class A Common.

          "Executive Stock Agreements" means the Executive Stock Agreements,
           --------------------------
dated as of the date hereof, by and among the Company and the Persons listed on
Schedule III.

          "Executive Stockholder Registrable Securities" means (i) any shares of
           --------------------------------------------
Common Stock acquired or retained by the Executive Stockholders pursuant to the Executive Stock Agreements, and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange; provided that in the event that
                                          --------
pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities; and provided that "Executive Stockholder Registrable Securities" shall not
    --------
include any securities of the Company that are subject to vesting to the extent that such securities have not vested or which the holder thereof has agreed with the Company not to transfer in an underwritten public offering of securities (it being understood that shares issuable pursuant to the Executive Stock and Option Agreements executed on the date hereof are not subject to vesting).

          "Group" means each of the Bain Stockholders, the Bear Stearns
           -----
Stockholders, the Executive Stockholders and the holders of Other Registrable Securities.

          "IPO" means the initial sale of Common Stock to the public pursuant to
           ---
an underwritten offering registered under the Securities Act.

          "Other Registrable Securities" means any shares of Common Stock held
           ----------------------------
by Other Stockholders or other Persons that are a party to this Agreement that are of the same class and type as Bain Registrable Securities but that do not constitute Bain Registrable Securities, Bear Stearns Registrable Securities or Executive Registrable Securities.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Registrable Securities" means collectively the Bain Registrable
           ----------------------
Securities, Bear Stearns Registrable Securities, Executive Stockholder Registrable Securities and Other Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and, except as set forth in the definition of "Executive Stockholder Registrable Securities", such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of
           ----------------------
the date hereof, by and among the Company and the Persons listed on Schedules I and II.

          Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Merger Agreement.

          10.  Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements. The Company will not hereafter enter
               --------------------------
into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement; provided however that the provisions in this Agreement are subject
           --------
to the restrictions on transfer contained in the Stockholders Agreement and the Executive Stock Agreements.

          (b)  Adjustments Affecting Registrable Securities. The Company will
               --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies. The parties hereto agree and acknowledge that money
               --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d)  Amendments and Waivers. Except as otherwise provided herein, no
               ----------------------
modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment, or waiver is approved in writing by the Company, and the holders of at least a majority of the Bain Registrable Securities then in existence; provided that no such amendment or modification (or any other
              --------
action that has the effect of amending or modifying any provision hereof) that would adversely affect holders of one class of Registrable Securities or Group in a manner different than holders of any other class of Registrable Securities or Group (other than amendments and modifications required to implement the provisions of Section 10(e)), shall be effective against the holders of such
              -------------
class or group of Registrable Securities without the prior written consent of holders of at least a majority of Registrable Securities of such class or Group adversely affected thereby; provided further that any such amendment or
                            -------- -------
modification or other action which has the effect of amending or modifying any provision hereof in a manner that is adversely different to the holders of the Bear

Stearns Registrable Securities, or otherwise reducing or diminishing any rights that are applicable to the holders of Bear Stearns Registrable Securities without reducing or diminishing the same rights applicable to the holders of Bain Registrable Securities in the same manner, shall require the consent of the holders of a majority of the Bear Stearns Registrable Securities (it being understood that the issuance or creation of new or additional Registrable Securities, or new or additional equity securities of the Company which will constitute Registrable Securities, in each case or the addition of new parties to this Agreement in accordance with this Agreement, shall not be deemed to alter such rights). No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

          (e)  Additional Parties. The Board of Directors of the Company shall
               ------------------
be entitled, but not obligated, with the consent of Person(s) holding at least a majority of the Bain Registrable Securities, to allow any purchaser of equity securities (or securities or rights convertible or exercisable into equity securities), of the same type and class of the Registrable Securities, to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party"), in which case the equity securities issued or issuable to
 ----------------
any such Additional Party shall be deemed a holder of "Executive Stockholder Registrable Securities," "Bain Registrable Securities", "Bear Stearns Registrable Securities" or "Other Registrable Securities", as the case may be, in accordance with the definitions thereof; provided, however, that if allowing
                                            --------  -------
such Person to become an Additional Party shall adversely affect any Group in a manner adversely different than any other Group, no such Person shall become an Additional Party without the prior written consent of such Group adversely affected thereby (with it being understood that if the admission of an Additional Party is adversely different to the holders of Bear Stearns Registrable Securities or otherwise reduces or diminishes any rights applicable to the holders of Bear Stearns Registrable Securities without reducing or diminishing the same rights applicable to the holders of Bain Registrable Securities in the same manner, such admission shall require the consent of the holders of a majority of the Bear Stearns Registrable Securities). Except as set forth in this Section 10(e) and in Section 1(h), the Company will not grant to
              -------------        ------------
any other Persons any registration rights.

          (f)  Successors and Assigns. All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not and in accordance with the definitions of Bain Registrable Securities, Bear Stearns Registrable Securities, Executive Stockholder Registrable Securities and Other Registrable Securities. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the purchasers or holders of any type of Registrable Securities are, except as otherwise described herein, also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Notwithstanding the foregoing, in order to obtain the benefit of this Agreement, any subsequent holder of Registrable Securities must execute a counterpart to this Agreement, thereby agreeing to be bound by the terms hereof.

          (g)  Severability. Whenever possible, each provision of this Agreement
               ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (h)  Counterparts. This Agreement may be executed simultaneously in
               ------------
two or two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (i)  Descriptive Headings. The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (j)  Governing Law. The corporate law of the Commonwealth of
               -------------
Pennsylvania shall govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the Commonwealth of Pennsylvania.

          (k)  Construction. References herein to this Agreement and any other
               ------------
agreement shall be references to such agreement, as amended, modified, supplemented or waived from time to time.

          (l)  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or one day after being sent by a reputable overnight courier service. Such notices, demands and other communications will be sent to the Stockholders at the addresses indicated in the Company's records and to the Company at the address indicated below:

          To the Company:
          --------------

          Integrated Circuit Systems
          2435 Boulevard of the Generals
          Valley Forge, PA 19482
          Attn: Chairman of the Board

          With copies to:
          --------------

          Pepper Hamilton LLP
          3000 Two Logan Square
          18/th/ and Arch Streets
          Philadelphia, PA 19103
          Facsimile: (215) 981-4750
          Attn: Robert A. Friedel

          and

          Bain Capital, Inc.
          Two Copley Place
          Boston, MA 02116
          Attention: David Dominik
                     Michael Krupka
                     Yoo Jin Kim

          and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention: Jeffrey C. Hammes, P.C.
                     Jeffrey Seifman

          and to:
          ------

          ICST Acquisition Corp.
          c/o Bear, Stearns & Co. Inc.
          245 Park Avenue, 20/th/ Floor
          New York, New York 10167
          Attn: John Howard
                Bodil M. Arlander

          and to:
          ------

          Kirkland & Ellis

          655 Fifteenth Street, N.W.
          Washington, D.C. 20005
          Attn: Richard L. Perkal

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.


                              INTEGRATED CIRCUIT SYSTEMS, INC.

                              By:   /s/ Hock E. Tan
                                    ----------------------------
                              Name: Hock E. Tan
                              Its:  Chief Executive Officer

                              BAIN STOCKHOLDERS:
                              -----------------


                              BAIN CAPITAL FUND VI, L.P.

                              By:   Bain Capital Partners VI, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors VI, Inc.
                              Its:  General Partner

                              By:   /s/ Michael Krupka
                                    ----------------------------
                              Name: Michael Krupka
                              Its:  Managing Director


                              BCIP TRUST ASSOCIATES II


                              By:   /s/ Michael Krupka
                                    -----------------------------


                              BCIP TRUST ASSOCIATES II-B

                              By:   /s/ Michael Krupka
                                    ----------------------------


                              BCIP ASSOCIATES II

                              By:   /s/ Michael Krupka
                                    ----------------------------

                              BCIP ASSOCIATES II-B

                              By:   /s/ Michael Krupka
                                    ----------------------------

                              BAIN STOCKHOLDERS:
                              -----------------


                              BCIP ASSOCIATES II-C

                              By:   /s/ Michael Krupka
                                    ----------------------------

                              PEP INVESTMENTS PTY LTD.

                              By:   /s/ Michael Krupka
                                    ----------------------------

                              BAIN STOCKHOLDERS:
                              -----------------


                              RANDOLPH STREET PARTNERS II

                              By:   /s/ Jeffrey Seifman
                                    ----------------------------

                              Its:
                                    ----------------------------


                              RANDOLPH STREET PARTNERS 1998
                              DIF, L.L.C.

                              By:   /s/ Jeffrey Seifman
                                    -----------------------------

                              Its:
                                    -----------------------------

                              OTHER STOCKHOLDERS:
                              ------------------


                              INTEGRATED CIRCUIT SYSTEMS EQUITY INVESTORS,
                              L.L.C.

                              By:  /s/ Illegible
                                   -----------------------------
                              Its:
                                   -----------------------------

                              BEAR STEARNS STOCKHOLDERS:
                              -------------------------


                              ICST ACQUISITION CORP.

                              By: /s/ Bodil Arlander
                                   -----------------------------
                              Its:
                                   -----------------------------

                              EXECUTIVE STOCKHOLDERS:
                              ----------------------


                              /s/ Henry I. Boreen
                              ----------------------------------
                              Henry I. Boreen

                              /s/ Christopher J. Bland
                              ----------------------------------
                              Christopher J. Bland

                              /s/ Barry E. Olsen
                              ----------------------------------
                              Barry E. Olsen

                              /s/ Hock E. Tan
                              ----------------------------------
                              Hock E. Tan

                              /s/ Paul A. Lessard
                              ----------------------------------
                              Paul A. Lessard

                              /s/ Alan C. Silfies
                              ----------------------------------
                              Alan C. Silfies

                              /s/ Lewis C. Eggebrecht
                              ----------------------------------
                              Lewis C. Eggebrecht

                              /s/ Justine F. Lien
                              ----------------------------------
                              Justine F. Lien

                              /s/ Ed M. Christiansen
                              ----------------------------------
                              Ed M. Christiansen

                              /s/ K. Venkateswaran
                              ----------------------------------
                              K. Venkateswaran

                              /s/ Thomas J. Gosse
                              ----------------------------------
                              Thomas J. Gosse

                              /s/ John R. Lucas
                              ----------------------------------
                              John R. Lucas

                              /s/ Steven H. Bolger
                              ----------------------------------
                              Steven H. Bolger

                              /s/ Dennis K. VanDalsen
                              ----------------------------------
                              Dennis K. VanDalsen

                              /s/ Paul W. Self
                              ----------------------------------
                              Paul W. Self

                                  Schedule I
                                  ----------



                          Bain Capital Fund VI, L.P.

                           BCIP Trust Associates II

                          BCIP Trust Associates II-B

                              BCIP Associates II

                             BCIP Associates II-B

                             BCIP Associates II-C

                           PEP Investments PTY Ltd.

                          Randolph Street Partners II

                   Randolph Street Partners 1998 DIF, L.L.C.

                                  Schedule II
                                  -----------


                            ICST Acquisition Corp.

                                 Schedule III
                                 ------------



                                Henry I. Boreen

                             Christopher J. Bland

                                Barry E. Olsen

                                  Hock E. Tan

                                Paul A. Lessard

                                Alan C. Silfies

                              Lewis C. Eggebrecht

                                Justine F. Lien

                              Ed M. Christiansen

                               K. Venkateswaran

                                Thomas J. Gosse

                                 John R. Lucas

                               Steven H. Bolger

                              Dennis K. VanDalsen

                                 Paul W. Self

                                  Schedule IV
                                  -----------

              Integrated Circuit Systems Equity Investors L.L.C.